Exhibit 99.1

Date: 08/07/2008                  510 Burrard St, 3rd Floor

                                  Vancouver BC, V6C 3B9

                                  www.computershare.com

To: All Canadian Securities Regulatory Authorities

Subject: BI-OPTIC VENTURES INC.

Dear Sirs:

We advise of the following with respect to the upcoming Meeting of Security Holders for the subject Issuer:

Meeting Type:                           Annual General Meeting

Record Date for Notice of Meeting:      12/08/2008

Record Date for Voting (if applicable): 12/08/2008

Meeting Date:                           12/09/2008

Meeting Location (if available):        1185 West Georgia

                                        Street, #1750

                                        Vancouver, BC, V6E 4E6

Voting Security Details:

Description	CUSIP Number	ISIN
COMMON SHARES	088618103	CA0886181035

Sincerely,

Computershare Trust Company of Canada /

Computershare Investor Services Inc.

Agent for BI-OPTIC VENTURES INC.